UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 22, 2004

                                 CopyTele, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-11254                                          11-2622630
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   (Commission File Number)                    (IRS Employer Identification No.)


   900 Walt Whitman Road, Melville, NY                           11747
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 (Address of Principal Executive Offices)                      (Zip Code)

                                 (631) 549-5900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.
          -------------

          The information set forth in the Press Release issued by CopyTele, Inc. on September 22, 2004, attached hereto as Exhibit 99, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits.

          99  Press Release of CopyTele, Inc., dated September 22, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         COPYTELE, INC.

                                                         By: /s/ Denis A. Krusos
                                                            --------------------
                                                         Denis A. Krusos
                                                         Chairman of the Board,
Date: September 22, 2004                                 Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.                        Description
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    99          Press Release of CopyTele, Inc., dated September 22, 2004.